Note 22 - Trade and Other Payables	12 Months Ended
Jun. 30, 2021
Statement Line Items [Line Items]
Disclosure of trade and other payables [text block]
22.	Trade and other payables

	As at June 30			As at March 31
(US dollars in thousands)	2021	2020	2019	2019
Trade payables	4,325	4,807	5,554	5,675
Accruals	648	370	2,247	1,952
Related party payable	-	504	1,527	1,378
Payroll liabilities	1,413	1,383	1,209	1,165
Sales tax payable	624	496	1,054	764
Contract liabilities	1,129	6,013	10,095	4,978
Other creditors	778	1,822	2,953	2,011
Total	8,917	15,395	24,639	17,923

In accordance with IFRS 15 – Revenue from Contracts with Customers, contract liabilities are presented as a separate line item. Contract liabilities relate to the Company’s obligation to transfer goods or services to customers for which the Company has received consideration (or the amount is due) from customers. Contract liabilities are recorded as revenue when the Company fulfils its performance obligations under the contract.

Of the $10.1 million and $5.0 million contract liabilities balance at June 30, 2019 and March 31, 2019, respectively, $2.4 million was not recognized as revenue in the year ended June 30, 2020 due to contract postponement. The revenue was recognized in the first half of the year ended June 30, 2021. The $6.0 million of the contract liabilities balances at June 30, 2020, was fully recognized as revenue in the year ended June 30, 2021.